Exhibit 99.1

Historical Results

Financial Supplement

Presented in Revised Format for the Quarters

Ended March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015,

March 31, 2016 and June 30, 2016 and the

Year-to-Date Periods Ended December 31, 2015

and June 30, 2016

Presented to Conform with the Presentation

Adopted for the Third Quarter 2016 Financial

Supplement

METLIFE

SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS, AND OPERATING RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY	2

U.S.
Statements of Operating Earnings Available to Common Shareholders	3
Group Benefits - Statements of Operating Earnings Available to Common Shareholders	4
Retirement & Income Solutions - Statements of Operating Earnings Available to Common Shareholders	5
Property & Casualty - Statements of Operating Earnings Available to Common Shareholders	6
Group Benefits - Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	7
Group Benefits - Other Expenses by Major Category and Other Statistical Information	8
Retirement & Income Solutions - Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	9
Retirement & Income Solutions - Other Operating Expenses by Major Category and Spread	10
Property & Casualty- Other Operating Expenses by Major Category, Net Written Premiums By Product and Selected Financial Information and Supplemental Data	11

LATIN AMERICA
Statements of Operating Earnings Available to Common Shareholders	12
Other Operating Expenses by Major Category and Other Statistical Information	13

METLIFE HOLDINGS
Statements of Operating Earnings Available to Common Shareholders	14
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	15
Other Operating Expenses by Major Category and Spread by Product	16
Other Statistical Information	17

CORPORATE & OTHER
Statements of Operating Earnings Available to Common Shareholders and Operating Earnings Available to Common Shareholders by Source	18

BRIGHTHOUSE FINANCIAL
Statements of Operating Earnings Available to Common Shareholders	19

APPENDIX
Notable Items:
MetLife Total, U.S., U.S. - Group Benefits, U.S. - Retirement Income & Solutions, U.S. - Property & Casualty	A-1
Asia, Latin America, EMEA, MetLife Holdings, Corporate & Other and Brighthouse Financial	A-2
Return on Allocated Equity	A-3
Non-GAAP and Other Financial Disclosures	A-4
MetLife Acronyms	A-6

METLIFE SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS, AND OPERATING RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY
SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

U.S.
GROUP BENEFITS	$138	$166	$177	$153	$142	$185
RETIREMENT & INCOME SOLUTIONS	307	338	267	235	242	260
PROPERTY & CASUALTY	65	47	67	44	22	(2)
TOTAL U.S.	$510	$551	$511	$432	$406	$443
ASIA	$327	$425	$338	$290	$305	$259
LATIN AMERICA	$149	$136	$183	$157	$151	$137
EMEA	$70	$50	$66	$54	$63	$64
METLIFE HOLDINGS	$361	$373	$243	$265	$267	$(33)
CORPORATE & OTHER	$(151)	$(176)	$(983)	$(210)	$(190)	$(243)
BRIGHTHOUSE FINANCIAL (2)	$372	$406	$347	$388	$327	$297

OPERATING RETURN ON ALLOCATED EQUITY (2), (3)
	For the Three Months Ended
Unaudited	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

U.S.
GROUP BENEFITS	19.5%	23.5%	25.1%	21.7%	19.7%	25.7%
RETIREMENT & INCOME SOLUTIONS	19.0%	20.9%	16.5%	14.5%	14.2%	15.3%
PROPERTY & CASUALTY	14.7%	10.7%	15.2%	10.0%	7.8%	(0.7)%
TOTAL U.S.	18.4%	19.9%	18.5%	15.6%	15.0%	16.4%
ASIA	11.4%	14.8%	11.7%	10.1%	11.0%	9.4%
LATIN AMERICA	17.3%	15.8%	21.3%	18.3%	19.7%	17.9%
EMEA	8.4%	6.0%	7.9%	6.5%	7.8%	7.9%
METLIFE HOLDINGS	12.6%	13.0%	8.5%	9.3%	9.6%	(1.2)%

OPERATING RETURN ON ALLOCATED TANGIBLE EQUITY (2), (3)
	For the Three Months Ended
Unaudited	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

U.S.	20.3%	21.9%	20.3%	17.2%	16.5%	18.0%
ASIA	19.6%	25.4%	20.2%	17.4%	19.0%	16.2%
LATIN AMERICA	29.1%	26.6%	35.7%	30.7%	31.2%	28.3%
EMEA	15.4%	11.2%	14.6%	12.2%	13.5%	13.8%
METLIFE HOLDINGS	13.5%	13.9%	9.1%	9.9%	10.3%	(1.1)%

(1)          A reconciliation of operating earnings to income (loss) from continuing operations, net of income tax, for each segment and Corporate & Other appears in the QFS as follows: (i) U.S., Page 3, (ii) Latin America, Page 12, (iii) MetLife Holdings, Page 14, (iv) Corporate & Other, Page 18 and (v) Brighthouse Financial, Page 19.

(2)          Brighthouse Financial segment results are not indicative of Brighthouse Financial, Inc. and Related Companies on a combined basis, therefore return on equity calculations for the Brighthouse Financial segment are not presented in this QFS.

(3) Annualized using quarter-to-date results. See Page A-3 for the return on allocated equity and allocated tangible equity for the periods presented.

U.S. STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended						For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	December 31, 2015	June 30, 2016

Operating revenues
Premiums	$4,893	$4,796	$6,023	$5,149	$5,020	$5,171	$20,861	$10,191
Universal life and investment-type product policy fees	233	234	233	243	250	248	943	498
Net investment income	1,541	1,660	1,522	1,486	1,460	1,565	6,209	3,025
Other revenues	188	195	184	184	204	193	751	397
Total operating revenues	6,855	6,885	7,962	7,062	6,934	7,177	28,764	14,111

Operating expenses
Policyholder benefits and claims and policyholder dividends	4,878	4,821	5,976	5,162	5,046	5,270	20,837	10,316
Interest credited to policyholder account balances	299	302	304	311	322	323	1,216	645
Capitalization of DAC	(115)	(122)	(128)	(128)	(111)	(121)	(493)	(232)
Amortization of DAC and VOBA	116	118	118	119	118	118	471	236
Amortization of negative VOBA	-	-	-	-	-	-	-	-
Interest expense on debt	1	2	1	-	2	3	4	5
Other operating expenses	901	931	908	945	942	918	3,685	1,860
Total operating expenses	6,080	6,052	7,179	6,409	6,319	6,511	25,720	12,830

Operating earnings before provision for income tax	775	833	783	653	615	666	3,044	1,281
Provision for income tax expense (benefit)	265	282	272	221	209	223	1,040	432
Operating earnings	510	551	511	432	406	443	2,004	849
Preferred stock dividends	-	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$510	$551	$511	$432	$406	$443	$2,004	$849

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$510	$551	$511	$432	$406	$443	$2,004	$849
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	190	(25)	141	(51)	(101)	70	255	(31)
Net derivative gains (losses)	177	(261)	243	(61)	204	328	98	532
Premiums	-	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-	-
Net investment income	(42)	(38)	(39)	(44)	(59)	(60)	(163)	(119)
Other revenues	-	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	3	12	(2)	5	(7)	(6)	18	(13)
Interest credited to policyholder account balances	(1)	(1)	(1)	(1)	-	1	(4)	1
Capitalization of DAC	-	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(114)	109	(118)	51	(13)	(111)	(72)	(124)
Income (loss) from continuing operations, net of income tax	723	347	735	331	430	665	2,136	1,095
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-	-
Net income (loss)	723	347	735	331	430	665	2,136	1,095
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	723	347	735	331	430	665	2,136	1,095
Less: Preferred stock dividends	-	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$723	$347	$735	$331	$430	$665	$2,136	$1,095

Total Operating Premiums, Fees and Other Revenues	$5,314	$5,225	$6,440	$5,576	$5,474	$5,612	$22,555	$11,086

U.S. GROUP BENEFITS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended						For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	December 31, 2015	June 30, 2016

Operating revenues
Premiums	$3,633	$3,625	$3,605	$3,557	$3,810	$3,787	$14,420	$7,597
Universal life and investment-type product policy fees	188	183	188	181	185	197	740	382
Net investment income	287	293	288	270	274	281	1,138	555
Other revenues	111	112	110	109	119	115	442	234
Total operating revenues	4,219	4,213	4,191	4,117	4,388	4,380	16,740	8,768

Operating expenses
Policyholder benefits and claims and policyholder dividends	3,400	3,340	3,318	3,249	3,525	3,475	13,307	7,000
Interest credited to policyholder account balances	34	35	36	34	34	34	139	68
Capitalization of DAC	(13)	(13)	(14)	(12)	(13)	(13)	(52)	(26)
Amortization of DAC and VOBA	10	11	9	9	9	11	39	20
Amortization of negative VOBA	-	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	1	-	1
Other operating expenses	565	575	559	592	604	584	2,291	1,188
Total operating expenses	3,996	3,948	3,908	3,872	4,159	4,092	15,724	8,251

Operating earnings before provision for income tax	223	265	283	245	229	288	1,016	517
Provision for income tax expense (benefit)	85	99	106	92	87	103	382	190
Operating earnings	138	166	177	153	142	185	634	327
Preferred stock dividends	-	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$138	$166	$177	$153	$142	$185	$634	$327

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$138	$166	$177	$153	$142	$185	$634	$327
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	5	-	12	(36)	(30)	4	(19)	(26)
Net derivative gains (losses)	126	(157)	151	(12)	169	182	108	351
Premiums	-	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-	-
Net investment income	(28)	(27)	(28)	(28)	(28)	(27)	(111)	(55)
Other revenues	-	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(36)	64	(47)	27	(40)	(49)	8	(89)
Income (loss) from continuing operations, net of income tax	205	46	265	104	213	295	620	508
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-	-
Net income (loss)	205	46	265	104	213	295	620	508
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-		-
Net income (loss) attributable to MetLife, Inc.	205	46	265	104	213	295	620	508
Less: Preferred stock dividends	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$205	$46	$265	$104	$213	$295	$620	$508

Total Operating Premiums, Fees and Other Revenues	$3,932	$3,920	$3,903	$3,847	$4,114	$4,099	$15,602	$8,213

U.S. RETIREMENT & INCOME SOLUTIONS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended						For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	December 31, 2015	June 30, 2016

Operating revenues
Premiums	$415	$315	$1,551	$723	$345	$516	$3,004	$861
Universal life and investment-type product policy fees	45	51	45	62	65	51	203	116
Net investment income	1,213	1,325	1,195	1,182	1,164	1,252	4,915	2,416
Other revenues	72	77	69	69	70	72	287	142
Total operating revenues	1,745	1,768	2,860	2,036	1,644	1,891	8,409	3,535

Operating expenses
Policyholder benefits and claims and policyholder dividends	894	855	2,065	1,282	869	1,094	5,096	1,963
Interest credited to policyholder account balances	265	267	268	277	288	289	1,077	577
Capitalization of DAC	(6)	(4)	(1)	(8)	-	(1)	(19)	(1)
Amortization of DAC and VOBA	5	6	5	4	5	4	20	9
Amortization of negative VOBA	-	-	-	-	-	-	-	-
Interest expense on debt	1	2	1	-	2	2	4	4
Other operating expenses	116	124	109	122	110	104	471	214
Total operating expenses	1,275	1,250	2,447	1,677	1,274	1,492	6,649	2,766

Operating earnings before provision for income tax	470	518	413	359	370	399	1,760	769
Provision for income tax expense (benefit)	163	180	146	124	128	139	613	267
Operating earnings	307	338	267	235	242	260	1,147	502
Preferred stock dividends	-	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$307	$338	$267	$235	$242	$260	$1,147	$502

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$307	$338	$267	$235	$242	$260	$1,147	$502
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	185	(31)	135	(4)	(87)	64	285	(23)
Net derivative gains (losses)	56	(111)	92	(47)	38	147	(10)	185
Premiums	-	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-	-
Net investment income	(14)	(11)	(11)	(16)	(31)	(33)	(52)	(64)
Other revenues	-	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	3	12	(2)	5	(7)	(6)	18	(13)
Interest credited to policyholder account balances	(1)	(1)	(1)	(1)	-	1	(4)	1
Capitalization of DAC	-	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(80)	50	(74)	21	31	(61)	(83)	(30)
Income (loss) from continuing operations, net of income tax	456	246	406	193	186	372	1,301	558
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-	-
Net income (loss)	456	246	406	193	186	372	1,301	558
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	456	246	406	193	186	372	1,301	558
Less: Preferred stock dividends	-	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$456	$246	$406	$193	$186	$372	$1,301	$558

Total Operating Premiums, Fees and Other Revenues	$532	$443	$1,665	$854	$480	$639	$3,494	$1,119

U.S. PROPERTY & CASUALTY STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended						For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	December 31, 2015	June 30, 2016

Operating revenues
Premiums	$845	$856	$867	$869	$865	$868	$3,437	$1,733
Universal life and investment-type product policy fees	-	-	-	-	-	-	-	-
Net investment income	41	42	39	34	22	32	156	54
Other revenues	5	6	5	6	15	6	22	21
Total operating revenues	891	904	911	909	902	906	3,615	1,808

Operating expenses
Policyholder benefits and claims and policyholder dividends	584	626	593	631	652	701	2,434	1,353
Interest credited to policyholder account balances	-	-	-	-	-	-	-	-
Capitalization of DAC	(96)	(105)	(113)	(108)	(98)	(107)	(422)	(205)
Amortization of DAC and VOBA	101	101	104	106	104	103	412	207
Amortization of negative VOBA	-	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-	-
Other operating expenses	220	232	240	231	228	230	923	458
Total operating expenses	809	854	824	860	886	927	3,347	1,813

Operating earnings before provision for income tax	82	50	87	49	16	(21)	268	(5)
Provision for income tax expense (benefit)	17	3	20	5	(6)	(19)	45	(25)
Operating earnings	65	47	67	44	22	(2)	223	20
Preferred stock dividends	-	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$65	$47	$67	$44	$22	$(2)	$223	$20

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$65	$47	$67	$44	$22	$(2)	$223	$20
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	-	6	(6)	(11)	16	2	(11)	18
Net derivative gains (losses)	(5)	7	-	(2)	(3)	(1)	-	(4)
Premiums	-	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	2	(5)	3	3	(4)	(1)	3	(5)
Income (loss) from continuing operations, net of income tax	62	55	64	34	31	(2)	215	29
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-	-
Net income (loss)	62	55	64	34	31	(2)	215	29
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	62	55	64	34	31	(2)	215	29
Less: Preferred stock dividends	-	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$62	$55	$64	$34	$31	$(2)	$215	$29

Total Operating Premiums, Fees and Other Revenues	$850	$862	$872	$875	$880	$874	$3,459	$1,754

U.S. GROUP BENEFITS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
Balance, beginning of period	$18,509	$18,678	$18,649	$18,643	$18,668	$18,741

Premiums and deposits	4,471	4,500	4,441	4,359	4,629	4,611
Surrenders and withdrawals	(621)	(686)	(671)	(604)	(580)	(600)
Benefit payments	(3,348)	(3,418)	(3,366)	(3,298)	(3,565)	(3,512)

Net Flows	502	396	404	457	484	499

Net transfers from (to) separate account	-	-	1	-	-	-
Interest	130	132	134	137	132	131
Policy charges	(139)	(140)	(138)	(141)	(144)	(146)
Other	(324)	(417)	(407)	(428)	(399)	(429)

Balance, end of period	$18,678	$18,649	$18,643	$18,668	$18,741	$18,796

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
Balance, beginning of period	$669	$677	$674	$614	$638	$625

Premiums and deposits	57	54	55	55	55	55
Surrenders and withdrawals	(19)	(11)	(16)	(12)	(14)	(12)
Benefit payments	-	(1)	(1)	(1)	(1)	(1)

Net Flows	38	42	38	42	40	42

Investment performance	18	4	(48)	31	(4)	12
Net transfers from (to) general account	-	-	(1)	-	-	-
Policy charges	(46)	(46)	(47)	(47)	(47)	(48)
Other	(2)	(3)	(2)	(2)	(2)	(3)

Balance, end of period	$677	$674	$614	$638	$625	$628

U.S. GROUP BENEFITS OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Direct and allocated expenses	$333	$336	$328	$356	$346	$331
Pension and post-retirement benefit costs	13	15	14	15	16	16
Premium taxes, other taxes, and licenses & fees	70	76	69	70	78	73
Total fixed operating expenses	$416	$427	$411	$441	$440	$420
Commissions and other variable expenses	149	148	148	151	164	164
Total other operating expenses	$565	$575	$559	$592	$604	$584

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Group Life (1)
Operating premiums, fees and other revenues	$1,591	$1,551	$1,532	$1,525	$1,605	$1,586
Mortality ratio	90.7%	86.0%	86.1%	86.8%	85.7%	85.5%

Group Non-Medical Health (2)
Operating premiums, fees and other revenues	$1,597	$1,546	$1,559	$1,580	$1,677	$1,676
Interest adjusted benefit ratio (3)	78.3%	78.9%	78.5%	77.0%	81.2%	78.9%

(1)    Excludes certain experience-rated contracts and includes accidental death and dismemberment.

(2)    Includes dental, group and individual disability, accident & health, critical illness, vision and other health.

(3)    Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

U.S. RETIREMENT & INCOME SOLUTIONS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
Balance, beginning of period	$97,879	$98,618	$96,646	$94,969	$96,194	$98,304

Premiums and deposits	13,459	13,717	16,640	13,588	11,272	14,503
Surrenders and withdrawals	(12,408)	(14,364)	(17,143)	(12,098)	(10,599)	(14,198)
Benefit payments	(732)	(767)	(778)	(759)	(787)	(771)

Net Flows	319	(1,414)	(1,281)	731	(114)	(466)

Net transfers from (to) separate account	(1)	5	(12)	4	(1)	-
Interest	811	813	819	832	830	830
Policy charges	(28)	(32)	(31)	(7)	(30)	(31)
Other	(362)	(1,344)	(1,172)	(335)	1,425	784

Balance, end of period	$98,618	$96,646	$94,969	$96,194	$98,304	$99,421

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
Balance, beginning of period	$78,933	$83,786	$82,985	$80,455	$78,902	$81,887

Premiums and deposits	1,719	1,070	1,233	1,581	1,913	1,513
Surrenders and withdrawals	(1,495)	(1,457)	(1,451)	(1,381)	(1,260)	(1,073)
Benefit payments	(8)	(11)	(9)	(23)	(15)	(18)

Net Flows	216	(398)	(227)	177	638	422

Investment performance	1,283	(1,030)	33	85	1,994	1,712
Net transfers from (to) general account	1	(5)	12	(4)	1	-
Policy charges	(71)	(76)	(73)	(66)	(87)	(82)
Other	3,424	708	(2,275)	(1,745)	439	1,332

Balance, end of period	$83,786	$82,985	$80,455	$78,902	$81,887	$85,271

U.S. RETIREMENT & INCOME SOLUTIONS OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Direct and allocated expenses	$72	$74	$67	$72	$69	$61
Pension and post-retirement benefit costs	5	6	6	6	5	5
Premium taxes, other taxes, and licenses & fees	2	6	2	3	3	1
Total fixed operating expenses	$79	$86	$75	$81	$77	$67
Commissions and other variable expenses	37	38	34	41	33	37
Total other operating expenses	$116	$124	$109	$122	$110	$104

SPREAD
	For the Three Months Ended
Unaudited	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Investment income yield excluding variable investment income	4.61%	4.79%	4.40%	4.49%	4.51%	4.60%
Variable investment income yield	0.28%	0.45%	0.33%	0.23%	0.08%	0.25%
Total investment income yield	4.89%	5.24%	4.73%	4.72%	4.59%	4.85%
Average crediting rate	3.28%	3.28%	3.31%	3.38%	3.37%	3.35%
Annualized general account spread	1.61%	1.96%	1.42%	1.34%	1.22%	1.50%

Annualized general account spread excluding variable investment income yield	1.33%	1.51%	1.09%	1.11%	1.14%	1.25%

U.S. PROPERTY & CASUALTY OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Direct and allocated expenses	$92	$91	$97	$98	$95	$93
Pension and post-retirement benefit costs	8	8	8	8	9	9
Premium taxes, other taxes, and licenses & fees	21	24	23	22	21	25
Total fixed operating expenses	$121	$123	$128	$128	$125	$127

Commissions and other variable expenses	99	109	112	103	103	103

Total other operating expenses	$220	$232	$240	$231	$228	$230

NET WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA
	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Net Written Premiums by Product
Automobile	$545	$565	$583	$555	$550	$577
Homeowners & Other	279	331	339	299	279	324
Total	$824	$896	$922	$854	$829	$901

Selected Financial Information and Supplemental Data (1)

Total Property & Casualty
Net earned premium	$845	$856	$867	$869	$865	$868
Loss and loss adjustment expense ratio	69.1%	73.1%	68.4%	72.5%	75.5%	80.7%
Other expense ratio	26.3%	26.3%	26.4%	26.2%	26.6%	26.0%
Total combined ratio	95.4%	99.4%	94.8%	98.7%	102.1%	106.7%
Effect of catastrophe losses	10.6%	15.5%	6.0%	5.2%	12.1%	16.7%
Combined ratio excluding catastrophes	84.8%	83.9%	88.8%	93.5%	90.0%	90.0%
Prior year development	(2.6)%	(3.2)%	(1.8)%	(1.2)%	—%	(0.8)%
Combined ratio excluding prior year development and catastrophes	87.4%	87.1%	90.6%	94.7%	90.0%	90.8%

Auto
Net earned premium	$541	$547	$554	$557	$555	$559
Loss and loss adjustment expense ratio	68.7%	71.4%	72.4%	84.3%	75.6%	79.0%
Other expense ratio	26.0%	26.0%	26.3%	25.8%	26.9%	25.9%
Total combined ratio	94.7%	97.4%	98.7%	110.1%	102.5%	104.9%
Effect of catastrophe losses	0.2%	1.9%	1.1%	0.4%	1.8%	3.8%
Combined ratio excluding catastrophes	94.5%	95.5%	97.6%	109.7%	100.7%	101.1%
Prior year development	(1.8)%	(2.2)%	(2.7)%	0.5%	—%	0.1%
Combined ratio excluding prior year development and catastrophes	96.3%	97.7%	100.3%	109.2%	100.7%	101.0%

Homeowners & Other
Net earned premium	$304	$309	$313	$312	$310	$309
Loss and loss adjustment expense ratio	69.9%	76.2%	61.3%	51.3%	75.4%	83.7%
Other expense ratio	26.9%	26.7%	26.6%	26.8%	26.2%	26.1%
Total combined ratio	96.8%	102.9%	87.9%	78.1%	101.6%	109.8%
Effect of catastrophe losses	29.3%	39.6%	14.6%	13.6%	30.6%	40.0%
Combined ratio excluding catastrophes	67.5%	63.3%	73.3%	64.5%	71.0%	69.8%
Prior year development	(3.9)%	(4.9)%	—%	(4.1)%	—%	(2.3)%
Combined ratio excluding prior year development and catastrophes	71.4%	68.2%	73.3%	68.6%	71.0%	72.1%

Pre-Tax Catastrophe Losses
Auto	$1	$10	$6	$2	$10	$21
Homeowners & Other	89	122	46	43	95	124
Total	$90	$132	$52	$45	$105	$145

(1)	This selective financial information and supplemental data is presented and calculated based on general industry standards.

LATIN AMERICA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended						For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	December 31, 2015	June 30, 2016

Operating revenues
Premiums	$633	$706	$586	$656	$601	$631	$2,581	$1,232
Universal life and investment-type product policy fees	294	301	261	261	268	269	1,117	537
Net investment income	216	281	277	264	255	243	1,038	498
Other revenues	10	7	10	14	7	8	41	15
Total operating revenues	1,153	1,295	1,134	1,195	1,131	1,151	4,777	2,282

Operating expenses
Policyholder benefits and claims and policyholder dividends	532	680	581	615	550	583	2,408	1,133
Interest credited to policyholder account balances	86	89	88	86	80	84	349	164
Capitalization of DAC	(82)	(83)	(81)	(95)	(73)	(80)	(341)	(153)
Amortization of DAC and VOBA	69	78	48	76	63	66	271	129
Amortization of negative VOBA	-	(1)	-	-	-	-	(1)	-
Interest expense on debt	-	-	-	-	-	-	-	-
Other operating expenses	358	364	348	359	310	323	1,429	633
Total operating expenses	963	1,127	984	1,041	930	976	4,115	1,906

Operating earnings before provision for income tax	190	168	150	154	201	175	662	376
Provision for income tax expense (benefit)	41	32	(33)	(3)	50	38	37	88
Operating earnings	149	136	183	157	151	137	625	288
Preferred stock dividends	-	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$149	$136	$183	$157	$151	$137	$625	$288

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$149	$136	$183	$157	$151	$137	$625	$288
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(2)	-	9	75	(22)	18	82	(4)
Net derivative gains (losses)	(21)	(15)	(109)	10	84	(28)	(135)	56
Premiums	-	(1)	(1)	(1)	-	-	(3)	-
Universal life and investment-type product policy fees	2	1	2	2	-	-	7	-
Net investment income	12	4	(12)	4	16	4	8	20
Other revenues	-	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	6	(15)	(23)	(10)	(44)	(41)	(42)	(85)
Interest credited to policyholder account balances	(18)	(16)	(1)	(19)	(25)	(19)	(54)	(44)
Capitalization of DAC	-	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-	-
Other operating expenses	3	3	3	3	2	2	12	4
Goodwill impairment	-	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	5	9	33	(109)	(20)	14	(62)	(6)
Income (loss) from continuing operations, net of income tax	136	106	84	112	142	87	438	229
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-	-
Net income (loss)	136	106	84	112	142	87	438	229
Less: Net income (loss) attributable to noncontrolling interests	3	3	4	1	1	2	11	3
Net income (loss) attributable to MetLife, Inc.	133	103	80	111	141	85	427	226
Less: Preferred stock dividends	-	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$133	$103	$80	$111	$141	$85	$427	$226

Total Operating Premiums, Fees and Other Revenues	$937	$1,014	$857	$931	$876	$908	$3,739	$1,784

LATIN AMERICA
OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
Direct and allocated expenses	$136	$148	$129	$147	$121	$119
Pension and post-retirement benefit costs	2	-	1	1	-	-
Premium taxes, other taxes, and licenses & fees	17	18	17	17	16	18
Total fixed operating expenses	$155	$166	$147	$165	$137	$137
Commissions and other variable expenses	203	198	201	194	173	186
Total other operating expenses	$358	$364	$348	$359	$310	$323
Total other operating expenses, net of capitalization of DAC	$276	$281	$267	$264	$237	$243

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
Operating premiums, fees and other revenues	$937	$1,014	$857	$931	$876	$908
Operating earnings available to common shareholders	$149	$136	$183	$157	$151	$137
Net income (loss) available to MetLife, Inc.‘s common shareholders	$133	$103	$80	$111	$141	$85

METLIFE HOLDINGS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended						For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	December 31, 2015	June 30, 2016

Operating revenues
Premiums	$1,095	$1,135	$1,115	$1,200	$1,097	$1,122	$4,545	$2,219
Universal life and investment-type product policy fees	371	376	370	365	355	361	1,482	716
Net investment income	1,584	1,585	1,521	1,511	1,475	1,477	6,201	2,952
Other revenues	239	249	223	219	204	203	930	407
Total operating revenues	3,289	3,345	3,229	3,295	3,131	3,163	13,158	6,294

Operating expenses
Policyholder benefits and claims and policyholder dividends	1,821	1,773	1,885	1,878	1,823	1,927	7,357	3,750
Interest credited to policyholder account balances	262	265	266	269	258	261	1,062	519
Capitalization of DAC	(92)	(99)	(101)	(118)	(100)	(96)	(410)	(196)
Amortization of DAC and VOBA	111	139	173	154	148	269	577	417
Amortization of negative VOBA	-	-	-	-	-	-	-	-
Interest expense on debt	14	14	13	14	14	14	55	28
Other operating expenses	638	703	647	706	596	864	2,694	1,460
Total operating expenses	2,754	2,795	2,883	2,903	2,739	3,239	11,335	5,978

Operating earnings before provision for income tax	535	550	346	392	392	(76)	1,823	316
Provision for income tax expense (benefit)	174	177	103	127	125	(43)	581	82
Operating earnings	361	373	243	265	267	(33)	1,242	234
Preferred stock dividends	-	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$361	$373	$243	$265	$267	$(33)	$1,242	$234

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$361	$373	$243	$265	$267	$(33)	$1,242	$234
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	44	(13)	57	(129)	(114)	251	(41)	137
Net derivative gains (losses)	370	(279)	227	(11)	414	23	307	437
Premiums	-	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	22	22	23	22	22	24	89	46
Net investment income	(93)	(79)	(80)	(82)	(76)	(64)	(334)	(140)
Other revenues	-	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(13)	(27)	30	(55)	(2)	(43)	(65)	(45)
Interest credited to policyholder account balances	-	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-	-
Amortization of DAC and VOBA	21	(52)	(11)	(82)	83	116	(124)	199
Amortization of negative VOBA	-	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(123)	150	(86)	118	(114)	(107)	59	(221)
Income (loss) from continuing operations, net of income tax	589	95	403	46	480	167	1,133	647
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-	-
Net income (loss)	589	95	403	46	480	167	1,133	647
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	589	95	403	46	480	167	1,133	647
Less: Preferred stock dividends	-	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$589	$95	$403	$46	$480	$167	$1,133	$647

Total Operating Premiums, Fees and Other Revenues	$1,705	$1,760	$1,708	$1,784	$1,656	$1,686	$6,957	$3,342

METLIFE HOLDINGS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES Life & Other (1)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
Balance, beginning of period	$78,046	$78,229	$78,357	$78,938	$79,281	$79,954

Premiums and deposits (2), (3)	1,483	1,460	1,430	1,510	1,456	1,450
Surrenders and withdrawals	(616)	(648)	(643)	(600)	(662)	(590)
Benefit payments	(810)	(679)	(706)	(674)	(754)	(725)

Net Flows	57	133	81	236	40	135

Net transfers from (to) separate account	11	11	12	11	11	21
Interest	806	811	817	821	792	794
Policy charges	(197)	(199)	(200)	(201)	(201)	(202)
Other	(494)	(628)	(129)	(524)	31	2

Balance, end of period	$78,229	$78,357	$78,938	$79,281	$79,954	$80,704
ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
Balance, beginning of period	21,557	21,540	21,221	21,900	21,653	22,135

Premiums and deposits (2), (3)	284	342	403	371	517	368
Surrenders and withdrawals	(389)	(449)	(346)	(404)	(391)	(316)
Benefit payments	(215)	(217)	(236)	(207)	(216)	(208)

Net Flows	(320)	(324)	(179)	(240)	(90)	(156)

Net transfers from (to) separate account	9	13	57	(26)	57	47
Interest	170	173	172	175	166	167
Policy charges	(6)	(6)	(6)	(5)	(6)	(5)
Other	130	(175)	635	(151)	355	1,051

Balance, end of period	$21,540	$21,221	$21,900	$21,653	$22,135	$23,239
SEPARATE ACCOUNT LIABILITIES LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
Balance, beginning of period	$5,365	$5,467	$5,418	$4,965	$5,120	$5,029

Premiums and deposits (3)	83	80	78	78	79	80
Surrenders and withdrawals	(54)	(59)	(55)	(51)	(50)	(57)
Benefit payments	(5)	(7)	(39)	(5)	(7)	(7)

Net Flows	24	14	(16)	22	22	16

Investment performance	163	20	(355)	216	(28)	119
Net transfers from (to) general account	(11)	(11)	(12)	(11)	(11)	(21)
Policy charges	(73)	(72)	(71)	(72)	(72)	(72)
Other	(1)	-	1	-	(2)	(1)

Balance, end of period	$5,467	$5,418	$4,965	$5,120	$5,029	$5,070
ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
Balance, beginning of period	$45,656	$46,355	$45,673	$42,607	$43,470	$43,404

Premiums and deposits (3)	518	677	645	670	610	537
Surrenders and withdrawals	(811)	(844)	(729)	(725)	(645)	(735)
Benefit payments	(98)	(91)	(78)	(79)	(84)	(89)

Net Flows	(391)	(258)	(162)	(134)	(119)	(287)

Investment performance	1,314	(185)	(2,620)	1,192	315	996
Net transfers from (to) general account	(9)	(13)	(57)	26	(57)	(47)
Policy charges	(215)	(227)	(227)	(222)	(206)	(223)
Other	-	1	-	1	1	-

Balance, end of period	$46,355	$45,673	$42,607	$43,470	$43,404	$43,843

(1)          LTC and Japan reinsurance are reported as part of “Other” within Life & Other.

(2)          Includes premiums and deposits directed to the general account investment option of variable products.

(3)          Includes company-sponsored internal exchanges.

METLIFE HOLDINGS OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Direct and allocated expenses	$256	$282	$254	$296	$229	$221
Pension and post-retirement benefit costs	35	41	40	40	39	40
Premium taxes, other taxes, and licenses & fees	22	26	22	22	25	23
Total fixed operating expenses	$313	$349	$316	$358	$293	$284
Commissions and other variable expenses	325	354	331	348	303	580
Total other operating expenses	$638	$703	$647	$706	$596	$864

SPREAD BY PRODUCT VARIABLE & UNIVERSAL LIFE
	For the Three Months Ended
Unaudited	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Investment income yield excluding variable investment income	6.59%	6.86%	6.57%	6.55%	6.05%	6.16%
Variable investment income yield	0.23%	0.38%	0.02%	(0.09)%	0.09%	0.59%
Total investment income yield	6.82%	7.24%	6.59%	6.46%	6.14%	6.75%
Average crediting rate	4.60%	4.56%	4.53%	4.55%	4.54%	4.57%
Annualized general account spread	2.22%	2.68%	2.06%	1.91%	1.60%	2.18%

Annualized general account spread excluding variable investment income yield	1.99%	2.30%	2.04%	2.00%	1.51%	1.59%

ANNUITIES (1)
	For the Three Months Ended
Unaudited	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Investment income yield excluding variable investment income	5.60%	5.25%	5.28%	5.34%	5.07%	5.18%
Variable investment income yield	0.28%	0.49%	0.02%	0.10%	0.10%	0.36%
Total investment income yield	5.88%	5.74%	5.30%	5.44%	5.17%	5.54%
Average crediting rate	3.27%	3.31%	3.27%	3.32%	3.19%	3.21%
Annualized general account spread	2.61%	2.43%	2.03%	2.12%	1.98%	2.33%

Annualized general account spread excluding variable investment income yield	2.33%	1.94%	2.01%	2.02%	1.88%	1.97%
(1) Represents the general account spread for deferred and payout annuities.

METLIFE HOLDINGS OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

Life (1)
Operating premiums, fees and other revenues	$1,012	$1,034	$1,022	$1,125	$1,018	$1,033
Interest adjusted benefit ratio (2)	63.0%	54.8%	56.7%	58.7%	56.6%	64.2%

Lapse Ratio (3)
Traditional life	4.6%	4.5%	4.4%	4.4%	4.4%	4.3%
Variable & universal life	4.3%	4.3%	4.2%	4.3%	4.4%	4.4%
Fixed annuity	11.8%	12.7%	12.6%	8.1%	9.0%	7.6%
Variable annuity	7.1%	7.2%	7.0%	6.7%	6.4%	6.2%

(1)          Represents traditional life and variable & universal life, components of Life & Other.

(2)          For the three months ended June 30, 2016, this ratio included notable items related to actuarial assumption review and other insurance adjustments. Excluding these items, the ratio would have been 59.4%.

(3)          Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended						For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	December 31, 2015	June 30, 2016

Operating revenues
Premiums	$4	$19	$(53)	$(57)	$(2)	$13	$(87)	$11
Universal life and investment-type product policy fees	(33)	(28)	(26)	(26)	(25)	(31)	(113)	(56)
Net investment income	65	31	(85)	2	5	(35)	13	(30)
Other revenues	(94)	(60)	(58)	(78)	(51)	(301)	(290)	(352)
Total operating revenues	(58)	(38)	(222)	(159)	(73)	(354)	(477)	(427)

Operating expenses
Policyholder benefits and claims and policyholder dividends	3	(34)	(72)	(72)	(26)	(10)	(175)	(36)
Interest credited to policyholder account balances	6	8	6	3	4	1	23	5
Capitalization of DAC	(1)	-	(1)	-	(4)	(3)	(2)	(7)
Amortization of DAC and VOBA	1	1	(1)	(2)	2	3	(1)	5
Amortization of negative VOBA	-	-	-	-	-	-	-	-
Interest expense on debt	250	259	248	256	264	254	1,013	518
Other operating expenses (1)	(7)	54	361	26	54	(214)	434	(160)
Total operating expenses	252	288	541	211	294	31	1,292	325

Operating earnings before provision for income tax	(310)	(326)	(763)	(370)	(367)	(385)	(1,769)	(752)
Provision for income tax expense (benefit) (1)	(189)	(181)	214	(209)	(183)	(188)	(365)	(371)
Operating earnings	(121)	(145)	(977)	(161)	(184)	(197)	(1,404)	(381)
Preferred stock dividends	30	31	6	49	6	46	116	52
Operating earnings available to common shareholders	$(151)	$(176)	$(983)	$(210)	$(190)	$(243)	$(1,520)	$(433)

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$(121)	$(145)	$(977)	$(161)	$(184)	$(197)	$(1,404)	$(381)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(61)	(145)	(129)	101	82	(249)	(234)	(167)
Net derivative gains (losses)	37	(34)	69	30	(70)	(58)	102	(128)
Premiums	-	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-	-
Net investment income	3	5	(1)	(2)	(5)	22	5	17
Other revenues	-	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-	-
Other operating expenses	(9)	(7)	(21)	4	(32)	(122)	(33)	(154)
Goodwill impairment	-	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	6	55	33	(52)	38	137	42	175
Income (loss) from continuing operations, net of income tax	(145)	(271)	(1,026)	(80)	(171)	(467)	(1,522)	(638)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-	-
Net income (loss)	(145)	(271)	(1,026)	(80)	(171)	(467)	(1,522)	(638)
Less: Net income (loss) attributable to noncontrolling interests	-	1	(9)	1	-	-	(7)	-
Net income (loss) attributable to MetLife, Inc.	(145)	(272)	(1,017)	(81)	(171)	(467)	(1,515)	(638)
Less: Preferred stock dividends	30	31	6	49	6	46	116	52
Preferred stock repurchase premium	-	42	-	-	-	-	42	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$(175)	$(345)	$(1,023)	$(130)	$(177)	$(513)	$(1,673)	$(690)

Total Operating Premiums, Fees and Other Revenues	$(123)	$(69)	$(137)	$(161)	$(78)	$(319)	$(490)	$(397)

(1)    The three months ended September 30, 2015 includes a non-cash charge of $792 million, net of tax, related to an uncertain tax position comprised of a $557 million charge included in provision for income tax expense (benefit) and a $362 million charge, $235 million net of tax, included in other expenses. See notable items on pages A-1 and A-2.

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended						For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	December 31, 2015	June 30, 2016

Other business activities	$(10)	$(12)	$(10)	$(9)	$(8)	$(3)	$(41)	$(11)
Other net investment income	42	20	(47)	2	4	(23)	17	(19)
Interest expense on debt	(162)	(169)	(161)	(166)	(171)	(166)	(658)	(337)
Preferred stock dividends	(30)	(31)	(6)	(49)	(6)	(46)	(116)	(52)
Acquisition costs	-	-	-	-	-	-	-	-
Corporate initiatives and projects	(33)	(53)	(38)	(45)	(25)	(32)	(169)	(57)
Incremental tax benefit (expense)	81	67	(482)	78	54	53	(256)	107
Other	(39)	2	(239)	(21)	(38)	(26)	(297)	(64)
Operating earnings available to common shareholders	$(151)	$(176)	$(983)	$(210)	$(190)	$(243)	$(1,520)	$(433)

BRIGHTHOUSE FINANCIAL STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended						For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	December 31, 2015	June 30, 2016

Operating revenues
Premiums	$368	$323	$468	$516	$393	$280	$1,675	$673
Universal life and investment-type product policy fees	930	938	921	929	858	861	3,718	1,719
Net investment income	809	865	862	791	813	870	3,327	1,683
Other revenues	122	89	99	112	86	346	422	432
Total operating revenues	2,229	2,215	2,350	2,348	2,150	2,357	9,142	4,507

Operating expenses
Policyholder benefits and claims and policyholder dividends	634	623	846	772	703	1,008	2,875	1,711
Interest credited to policyholder account balances	311	316	313	315	289	291	1,255	580
Capitalization of DAC	(110)	(93)	(102)	(94)	(102)	(83)	(399)	(185)
Amortization of DAC and VOBA	202	196	197	136	162	152	731	314
Amortization of negative VOBA	-	-	-	-	-	-	-	-
Interest expense on debt	32	32	32	32	32	32	128	64
Other operating expenses	644	572	614	654	624	555	2,484	1,179
Total operating expenses	1,713	1,646	1,900	1,815	1,708	1,955	7,074	3,663

Operating earnings before provision for income tax	516	569	450	533	442	402	2,068	844
Provision for income tax expense (benefit)	144	163	103	145	115	105	555	220
Operating earnings	372	406	347	388	327	297	1,513	624
Preferred stock dividends	-	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$372	$406	$347	$388	$327	$297	$1,513	$624

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$372	$406	$347	$388	$327	$297	$1,513	$624
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	44	(12)	(35)	10	(61)	20	7	(41)
Net derivative gains (losses)	239	(345)	(59)	(276)	293	(2,973)	(441)	(2,680)
Premiums	-	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	72	72	74	73	73	75	291	148
Net investment income	(61)	(54)	(51)	(63)	(66)	(62)	(229)	(128)
Other revenues	-	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(96)	(106)	97	(231)	(34)	(144)	(336)	(178)
Interest credited to policyholder account balances	(1)	(1)	-	(1)	(1)	(1)	(3)	(2)
Capitalization of DAC	-	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(83)	151	(149)	75	(85)	791	(6)	706
Amortization of negative VOBA	-	-	-	-	-	-	-	-
Interest expense on debt	(1)	(1)	(8)	2	-	(3)	(8)	(3)
Other operating expenses	-	-	-	-	(30)	(10)	-	(40)
Goodwill impairment	-	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(40)	104	46	144	(31)	805	254	774
Income (loss) from continuing operations, net of income tax	445	214	262	121	385	(1,205)	1,042	(820)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-	-
Net income (loss)	445	214	262	121	385	(1,205)	1,042	(820)
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	445	214	262	121	385	(1,205)	1,042	(820)
Less: Preferred stock dividends	-	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$445	$214	$262	$121	$385	$(1,205)	$1,042	$(820)

Total Operating Premiums, Fees and Other Revenues	$1,420	$1,350	$1,488	$1,557	$1,337	$1,487	$5,815	$2,824
(1) Brighthouse Financial segment results are not indicative of Brighthouse Financial, Inc. and Related Companies on a combined basis.

Appendix

APPENDIX METLIFE NOTABLE ITEMS (1)
METLIFE TOTAL
	For the Three Months Ended						For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	December 31, 2015	June 30, 2016
Variable investment income, as compared to plan	$-	$-	$(37)	$(137)	$(86)	$(9)	$(174)	$(95)
Catastrophe experience and prior year development, net	(16)	-	21	(9)	(45)	(15)	(4)	(60)
Actuarial assumption review and other insurance adjustments	-	-	(92)	-	-	(462)	(92)	(462)
Tax adjustments	-	61	(720)	31	10	-	(628)	10
Total notable items	$(16)	$61	$(828)	$(115)	$(121)	$(486)	$(898)	$(607)
U.S.
	For the Three Months Ended						For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	December 31, 2015	June 30, 2016
Variable investment income, as compared to plan	$-	$-	$20	$(8)	$(33)	$-	$12	$(33)
Catastrophe experience and prior year development, net	(16)	-	21	(9)	(45)	(15)	(4)	(60)
Actuarial assumption review and other insurance adjustments	-	-	-	-	-	(25)	-	(25)
Tax adjustments	-	-	(5)	-	-	-	(5)	-
Total notable items	$(16)	$-	$36	$(17)	$(78)	$(40)	$3	$(118)

GROUP BENEFITS
	For the Three Months Ended						For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	December 31, 2015	June 30, 2016
Variable investment income, as compared to plan	$-	$-	$7	$(6)	$(1)	$(2)	$1	$(3)
Total notable items	$-	$-	$7	$(6)	$(1)	$(2)	$1	$(3)

RETIREMENT & INCOME SOLUTIONS
	For the Three Months Ended						For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	December 31, 2015	June 30, 2016
Variable investment income, as compared to plan	$-	$-	$15	$1	$(25)	$2	$16	$(23)
Actuarial assumption review and other insurance adjustments	-	-	-	-	-	(25)	-	(25)
Tax adjustments	-	-	(5)	-	-	-	(5)	-
Total notable items	$-	$-	$10	$1	$(25)	$(23)	$11	$(48)

PROPERTY & CASUALTY
	For the Three Months Ended						For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	December 31, 2015	June 30, 2016
Variable investment income, as compared to plan	$-	$-	$(2)	$(3)	$(7)	$-	$(5)	$(7)
Catastrophe experience and prior year development, net	$(16)	$-	$21	$(9)	$(45)	$(15)	$(4)	$(60)
Total notable items	$(16)	$-	$19	$(12)	$(52)	$(15)	$(9)	$(67)

(1)	Notable items represent a positive (negative) impact to operating earnings available to common shareholders.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED) (1)
ASIA
	For the Three Months Ended						For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	December 31, 2015	June 30, 2016
Variable investment income, as compared to plan	$-	$-	$(10)	$(24)	$(20)	$(10)	$(34)	$(30)
Actuarial assumption review and other insurance adjustments	-	-	9	-	-	(44)	9	(44)
Tax adjustments	-	61	-	-	20	-	61	20
Total notable items	$-	$61	$(1)	$(24)	$-	$(54)	$36	$(54)

LATIN AMERICA
	For the Three Months Ended						For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	December 31, 2015	June 30, 2016
Variable investment income, as compared to plan	$-	$-	$(2)	$(3)	$(3)	$(2)	$(5)	$(5)
Tax adjustments	-	-	60	31	(10)	-	91	(10)
Total notable items	$-	$-	$58	$28	$(13)	$(2)	$86	$(15)

EMEA
	For the Three Months Ended						For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	December 31, 2015	June 30, 2016
Actuarial assumption review and other insurance adjustments	$-	$-	$6	$-	$-	$-	$6	$-
Total notable items	$-	$-	$6	$-	$-	$-	$6	$-

METLIFE HOLDINGS
	For the Three Months Ended						For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	December 31, 2015	June 30, 2016
Variable investment income, as compared to plan	$-	$-	$(5)	$(33)	$(8)	$11	$(38)	$3
Actuarial assumption review and other insurance adjustments	-	-	(50)	-	-	(315)	(50)	(315)
Tax adjustments	-	-	3	-	-	-	3	-
Total notable items	$-	$-	$(52)	$(33)	$(8)	$(304)	$(85)	$(312)

CORPORATE & OTHER
	For the Three Months Ended						For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	December 31, 2015	June 30, 2016
Variable investment income, as compared to plan	$-	$-	$(49)	$(23)	$(4)	$1	$(72)	$(3)
Tax adjustments	-	-	(792)	-	-	-	(792)	-
Total notable items	$-	$-	$(841)	$(23)	$(4)	$1	$(864)	$(3)

BRIGHTHOUSE FINANCIAL
	For the Three Months Ended						For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	December 31, 2015	June 30, 2016
Variable investment income, as compared to plan	$-	$-	$9	$(46)	$(18)	$(9)	$(37)	$(27)
Actuarial assumption review and other insurance adjustments	-	-	(57)	-	-	(78)	(57)	(78)
Tax adjustments	-	-	14	-	-	-	14	-
Total notable items	$-	$-	$(34)	$(46)	$(18)	$(87)	$(80)	$(105)

(1)	Notable items represent a positive (negative) impact to operating earnings available to common shareholders.

APPENDIX METLIFE RETURN ON ALLOCATED EQUITY (1), (2), (3)
OPERATING RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016

U.S.
GROUP BENEFITS	19.5%	23.5%	25.1%	21.7%	19.7%	25.7%
RETIREMENT & INCOME SOLUTIONS	19.0%	20.9%	16.5%	14.5%	14.2%	15.3%
PROPERTY & CASUALTY	14.7%	10.7%	15.2%	10.0%	7.8%	(0.7)%
TOTAL U.S.	18.4%	19.9%	18.5%	15.6%	15.0%	16.4%
ASIA	11.4%	14.8%	11.7%	10.1%	11.0%	9.4%
LATIN AMERICA	17.3%	15.8%	21.3%	18.3%	19.7%	17.9%
EMEA	8.4%	6.0%	7.9%	6.5%	7.8%	7.9%
METLIFE HOLDINGS	12.6%	13.0%	8.5%	9.3%	9.6%	(1.2)%

OPERATING RETURN ON ALLOCATED TANGIBLE EQUITY (4)
	For the Three Months Ended
Unaudited	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
U.S.	20.3%	21.9%	20.3%	17.2%	16.5%	18.0%
ASIA	19.6%	25.4%	20.2%	17.4%	19.0%	16.2%
LATIN AMERICA	29.1%	26.6%	35.7%	30.7%	31.2%	28.3%
EMEA	15.4%	11.2%	14.6%	12.2%	13.5%	13.8%
METLIFE HOLDINGS	13.5%	13.9%	9.1%	9.9%	10.3%	(1.1)%

RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
U.S.
GROUP BENEFITS	29.0%	6.5%	37.5%	14.7%	29.5%	40.9%
RETIREMENT & INCOME SOLUTIONS	28.2%	15.2%	25.1%	11.9%	10.9%	21.8%
PROPERTY & CASUALTY	14.1%	12.5%	14.5%	7.7%	11.0%	(0.7)%
TOTAL U.S.	26.1%	12.5%	26.6%	12.0%	15.9%	24.6%
ASIA	12.1%	19.6%	22.9%	8.1%	31.3%	27.9%
LATIN AMERICA	15.5%	12.0%	9.3%	12.9%	18.4%	11.1%
EMEA	7.8%	7.7%	9.8%	8.8%	9.1%	11.8%
METLIFE HOLDINGS	20.6%	3.3%	14.1%	1.6%	17.3%	6.0%

RETURN ON ALLOCATED TANGIBLE EQUITY (4)
	For the Three Months Ended
Unaudited	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
U.S.	28.7%	13.8%	29.2%	13.2%	17.5%	27.0%
ASIA	20.8%	33.7%	39.3%	14.0%	53.7%	48.0%
LATIN AMERICA	26.0%	20.1%	15.6%	21.7%	29.1%	17.6%
EMEA	14.4%	14.2%	18.0%	16.3%	15.6%	20.2%
METLIFE HOLDINGS	21.8%	3.7%	15.0%	1.9%	18.3%	6.5%
(1) Annualized using quarter-to-date results. (2) Allocated equity and allocated tangible equity are presented below:
			ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
			2015	2016	2015	2016
U.S.
GROUP BENEFITS			$2,825	$2,884
RETIREMENT & INCOME SOLUTIONS			6,471	6,813
PROPERTY & CASUALTY			1,765	1,130
TOTAL U.S.			$11,061	$10,827	$10,083	$9,855
ASIA			$11,509	$11,045	$6,708	$6,431
LATIN AMERICA			$3,440	$3,070	$2,048	$1,935
EMEA			$3,332	$3,226	$1,865	$1,919
METLIFE HOLDINGS			$11,450	$11,082	$10,880	$10,586

(3)         Brighthouse Financial segment results are not indicative of Brighthouse Financial, Inc. and Related Companies on a combined basis, therefore return on equity calculations for the Brighthouse Financial segment are not presented in this QFS.

(4)         Operating earnings available to common shareholders used to calculate the operating return on allocated tangible equity and net income (loss) available to MetLife, Inc.‘s common shareholders used to calculate the return on allocated tangible equity, exclude the impact of amortization on VODA and VOCRA, net of income tax, as presented below:

	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
U.S.	$1	$1	$1	$1	$1	$1
ASIA	$1	$1	$1	$1	$1	$1
LATIN AMERICA	$-	$-	$-	$-	$-	$-
EMEA	$2	$2	$2	$3	$2	$2
METLIFE HOLDINGS	$5	$5	$5	$5	$5	$5

METLIFE

NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business.

Operating measures of segment performance are GAAP. However, they are calculated in a manner similar to the non-GAAP consolidated measures.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	operating revenues	(i)	revenues
(ii)	operating expenses	(ii)	expenses
(iii)	operating premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	operating earnings	(iv)	income (loss) from continuing operations, net of income tax
(v)	operating earnings available to common shareholders	(v)	net income (loss) available to MetLife, Inc.’s common shareholders
(vi)	operating earnings available to common shareholders per diluted common share	(vi)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(vii)	operating return on equity	(vii)	return on equity
(viii)	investment portfolio gains (losses)	(viii)	net investment gains (losses)
(ix)	derivative gains (losses)	(ix)	net derivative gains (losses)
(x)	MetLife, Inc.’s tangible common stockholders’ equity	(x)	MetLife, Inc.’s stockholders’ equity
(xi)	MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xi)	MetLife, Inc.’s stockholders’ equity

Reconciliations of these measures to the most directly comparable GAAP measures are included in this QFS and available at www.metlife.com.

Our definitions of the various non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies:

Operating earnings is the measure of segment profit or loss we use to evaluate segment performance and allocate resources. Consistent with GAAP guidance for segment reporting, operating earnings is our measure of segment performance. Operating earnings is also a measure by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.

Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.

Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife (“Divested businesses”). In addition, for the three months ended March 31, 2016 and for the year-to-date period ended June 30, 2016, operating revenues and operating expenses exclude the financial impact of converting MetLife’s Japan operations to calendar year-end reporting without retrospective application of this change to prior periods (“Lag elimination”). Operating revenues also excludes NIGL and NDGL. Operating expenses also excludes goodwill impairments.

The following additional adjustments are made to revenues, in the line items indicated, in calculating operating revenues:
•

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity GMIB fees (“GMIB fees”);

•

Net investment income: (i) includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iv) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), and (v) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities income”); and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.
The following additional adjustments are made to expenses, in the line items indicated, in calculating operating expenses:
•

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments (“Inflation and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•

Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

•	Amortization of DAC and VOBA excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•

Other operating expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”), and (iii) acquisition, integration and other costs.

Operating earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance. In addition to the tax impact of the adjustments mentioned above, provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED) The following additional information is relevant to an understanding of our performance results:
•

MetLife, Inc.’s tangible common stockholders’ equity or tangible equity—MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.

•

MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA—MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.

•

Allocated equity—portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA.

•

Operating return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA—operating earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding AOCI other than FCTA.

•

Operating return on MetLife, Inc.’s tangible common stockholders’ equity—operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•	Operating return on MetLife, Inc.’s common stockholders’ equity—operating earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
•

Return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA—net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding AOCI other than FCTA.

•

Return on MetLife, Inc.’s tangible common stockholders’ equity—net income (loss) available to MetLife, Inc.’s common shareholders, excluding goodwill impairment and amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•	Return on MetLife, Inc.’s common stockholders’ equity—net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
•	Operating return on allocated equity—operating earnings available to common shareholders divided by allocated equity.
•	Operating return on allocated tangible equity—operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
•	Return on allocated equity—net income (loss) available to MetLife, Inc.‘s common shareholders divided by allocated equity.
•

Return on allocated tangible equity—net income (loss) available to MetLife, Inc.‘s common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.

•

Statistical sales information for Latin America, Asia and EMEA—calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

•

All comparisons on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and are applied to each of the comparable periods. As a result, amounts will be updated each period to reflect the average foreign currency exchange rates.

METLIFE ACRONYMS
AOCI	Accumulated other comprehensive income (loss)

CSE	Consolidated securitization entity

DAC	Deferred policy acquisition costs

EMEA	Europe, the Middle East and Africa

FCTA	Foreign currency translation adjustments

GAAP	Accounting principles generally accepted in the United States of America

GMIB	Guaranteed minimum income benefits

LTC	Long-term care

NAIC	National Association of Insurance Commissioners

NDGL	Net derivative gains (losses)

NIGL	Net investment gains (losses)

PDO	Policyholder dividend obligation

PAB	Policyholder account balances

QFS	Quarterly financial supplement

VIE	Variable interest entity

VOBA	Value of business acquired

VOCRA	Value of customer relationships acquired

VODA	Value of distribution agreements